MERCURY INDEX FUNDS, INC.

                    Supplement dated November 14, 2001 to the
                        Prospectus dated May 4, 2001 and
                        Supplement dated November 5, 2001



         Effective immediately, under the sidebar in the Prospectus of Mercury Index Funds, Inc. captioned "About the Portfolio Managers" appearing on page 11, the first and third paragraphs are deleted in their entirety and replaced by the following:

                  The Mercury S&P 500 Index Fund, Mercury Small Cap Index Fund and Mercury International Index Fund are managed by a team of investment professionals.

         Effective immediately, the identity and biographical information of the portfolio managers included under the section of the Prospectus of Mercury Index Funds, Inc. captioned "Management of the Funds" appearing on page 35 is deleted in its entirety and replaced by the following:

                  The Funds are managed by a team of investment professionals.



CODE #MF19106-0501ALL

                            MERCURY INDEX FUNDS, INC.

                    Supplement dated November 14, 2001 to the
            Statement of Additional Information dated May 4, 2001 and
                        Supplement dated November 5, 2001


         Effective immediately, the section in the Statement of Additional Information captioned "Management of the Funds" beginning on page 22 is amended as follows:

         The biographical information of Eric S. Mitofsky is deleted in its entirety.




CODE # 19107-0501ALL